                                                                    EXHIBIT 10.2

               WAIVER AND AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT


     THIS WAIVER AND AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this "Waiver and Amendment") is made as of the 1st day of July, 2001, by THOMAS & BETTS CORPORATION (the "Borrower"), WACHOVIA BANK, N.A., as agent (the "Agent"), and the Banks party thereto (the "Banks").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent (as successor agent to Morgan Guaranty Trust Company of New York) and the Banks have entered into that certain Five-Year Credit Agreement dated as of July 1, 1998, as amended by that certain Amendment No. 1 to Five-Year Credit Agreement dated as of January 4, 1999 and that certain Amendment No. 2 dated as of September 25, 2000 (together with all subsequent amendments, restatements, modifications, substitutions, and replacements thereof, the "Credit Agreement"); and

     WHEREAS, the Credit Agreement requires the Borrower to meet certain financial covenants as described therein; and

     WHEREAS, the Borrower expects that it may not be in compliance with the OPERATING CASH FLOW RATIO covenant appearing in Section 5.07 of the Credit Agreement for the period ending July 1, 2001 and, as a result, an Event of Default may occur under the Credit Agreement (the "Covenant Default"); and

     WHEREAS, the Borrower has requested that the Banks waive the Covenant Default; and

     WHEREAS, as a condition for waiving the Covenant Default, the Banks have required that the Credit Agreement be amended as provided herein and that the Borrower grant to the Agent for the benefit of the Banks a security interest in and security title to certain collateral as described herein;

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement and further agree as follows:

     1. WAIVER. The Required Banks, by their signatures set forth below, hereby waive, from the effective date of this Waiver and Amendment through and including September 28, 2001, the Covenant Default, and their rights and remedies under the Credit Agreement arising as a result of the Covenant Default; PROVIDED HOWEVER, that such waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Required Banks following the occurrence of any other failure to comply with Section 5.07 of the Credit Agreement, or the occurrence of any other Event of Default under the Credit Agreement.

     2. AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement, DEFINITIONS, is hereby amended by:

          (a) deleting the existing definition of "PRICING SCHEDULE" set forth therein in the entirety and substituting the following in its place:

          "PRICING SCHEDULE" means, with respect to the "Euro-Dollar Margin", "Utilization Fee Rate" and "Facility Fee Rate", for any date, the rates set forth below each such term, respectively, in the following table:

     ------------------------------------------------------------------------
     Euro-Dollar Margin       Utilization Fee Rate          Facility Fee Rate
     ------------------------------------------------------------------------
     2.00%                    .00%                          .50%
     ------------------------------------------------------------------------

          (b) revising the definitions of "PRIME RATE" and "FEDERAL FUNDS RATE" by deleting the references to "Morgan Guaranty Trust Company of New York" set forth therein and replacing such references with "Wachovia Bank, N.A.".

     3. AMENDMENTS TO SCHEDULES AND COVER PAGE. The Credit Agreement is hereby amended by: (a) deleting the existing Commitment Schedule thereto, and replacing such schedule in the entirety with Schedule 1 attached hereto, and (b) deleting the Schedule 2 entitled "Pricing Schedule" thereto. The Credit Agreement is hereby further amended by deleting the references on the cover page thereof to the aggregate amount of the Commitments to refer to the aggregate amount of $150,000,000.

     4. LIMITATION ON TYPE OF LOANS. Notwithstanding anything to the contrary set forth in the Credit Agreement, any Notice of Borrowing or any Notice of Interest Rate Election, the Borrower hereby acknowledges and agrees that, upon the effectiveness of this Waiver and Amendment, the Borrower shall have no right to borrow or request, and no Bank shall be required to advance, any CD Loan or Money Market Loan.

     5. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Waiver and Amendment shall be effective as of the date first above set forth upon the occurrence of each of the following:

          (a) The Agent shall have received this Waiver and Amendment in form and substance satisfactory to the Agent and its counsel, duly executed by the Borrower and the Required Banks;

          (b) The Agent shall have received for the benefit of the Consenting Banks (as defined below) payment from the Borrower of a waiver and amendment fee in the amount of one-tenth of one percent (.10%) times the respective Commitment amounts for each Bank which approves this Waiver and Amendment (each, a "Consenting Bank");

          (c) The Agent shall have received a security agreement (the "Security Agreement") executed by the Borrower, in form and substance satisfactory to the Agent, together with appropriate UCC-1 financing statements and all other documents necessary to grant to the Agent a first priority perfected security interest in all of the Borrower's accounts, inventory, equipment, proceeds of the foregoing and any bank accounts into which such proceeds may at any time be deposited (other than property which is defined as "Principal Property" or as "Restricted Securities" in the Indentures dated as of January 15, 1992 and dated as of February 10, 1998, each as amended, to which the Borrower is a party, and other than certain accounts receivable sold pursuant to a receivables securitization facility acceptable to the Agent in its sole discretion), which Security Agreement shall secure all of the Borrower's obligations (i) under the Credit Agreement, (ii) with respect to foreign exchange agreements between the Borrower and the Agent, and letters of credit now or hereafter issued by, and treasury management services provided by, the Agent for the account of the Borrower, and (iii) with respect to treasury management services provided by any Bank for the account of the Borrower and foreign exchange agreements between the Borrower and any Bank in an aggregate amount not to exceed $500,000 for each such Bank; and

          (d) The Agent shall have received all such other documents as it may reasonably request, including without limitation, financing statements, opinions, certificates and other similar items.

     6. AUTHORIZATION OF SECURITY AGREEMENT. The Banks hereby authorize the Agent to enter into the Security Agreement, to hold the liens and security interests provided for therein, to exercise the rights and remedies provided for therein and to release liens on any collateral to the extent the sale by the Borrower thereof is permitted by the terms of the Security Agreement, in each case without any further action or consent of the Banks.

     7. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

          (a) The Borrower has the corporate power and authority (i) to enter into this Waiver and Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) This Waiver and Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

          (c) The execution and delivery of this Waiver and Amendment and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound;

          (d) No Defaults or Events of Default, other than the Covenant Default, have occurred or are continuing as of the date hereof; and

          (e) There are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which Borrower may have, or claim to have, against the Banks, the Agent, or any of them.

     8. RATIFICATION. The Borrower hereby ratifies and reaffirms all of the terms, conditions, representations and warranties in the Credit Agreement as amended hereby, the notes and other loan documents executed in connection therewith (collectively, the "Loan Documents"), except all references to the Borrower's filings with the Securities and Exchange Commission are amended to include all filings since that certain Amendment No. 2 dated as of September 25, 2000.

     9. NO MODIFICATION INTENDED. Except for the waiver and amendments set forth above or required hereby, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Banks hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Except as expressly set forth herein, the waiver and amendments agreed to herein shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Banks at variance with the Credit Agreement which would require further notice by the Agent or the Banks in order to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. This Waiver and Amendment shall not constitute a novation.

     10. COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all such separate counterparts shall together constitute but one and the same instrument. In proving this Waiver and Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto. Time is of the essence of this Waiver and Amendment.

     8. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed under seal by their respective authorized officers as of the day and year first above written.


                                   THOMAS & BETTS CORPORATION


                                   By:  /s/ Thomas C. Oviatt
                                        ----------------------------------------
                                        Thomas C. Oviatt, Treasurer



                                   WACHOVIA BANK, N.A., as Agent


                                   By:  /s/ Howard Kim
                                        ----------------------------------------
                                        Howard Kim, SVP

          So consented to by the undersigned Required Banks as of this ___ day of June, 2001.


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                   By:  /s/ Dennis Wilczek
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------


                                   BANK OF AMERICA, N.A.


                                   By:  /s/ Andrew M. Airheart
                                        ----------------------------------------
                                        Title:    Managing Director
                                               ---------------------------------


                                   ABN AMRO BANK N.V.


                                   By:  /s/ W.P. Fischer
                                        ----------------------------------------
                                        Title:    Senior Vice President
                                               ---------------------------------

                                   By:  /s/ Kenneth E. Kozan
                                        ----------------------------------------
                                        Title:    Assistant Vice President
                                               ---------------------------------


                                   THE BANK OF NOVA SCOTIA


                                   By:  /s/ M.D. Smith
                                        ----------------------------------------
                                        Title:    Agent Operations
                                               ---------------------------------


                                   CIBC, INC.


                                   By:  /s/ Dominic Sorresso
                                        ----------------------------------------
                                        Title:    Executive Director
                                               ---------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLANDS
                                   BRANCHES


                                   By:
                                        ----------------------------------------
                                        Title:
                                               ---------------------------------

                                   By:
                                        ----------------------------------------
                                        Title:
                                               ---------------------------------

                                   FIRST UNION NATIONAL BANK


                                   By:  /s/ Jorge A. Gonzalez
                                        ----------------------------------------
                                        Title:    Senior Vice President
                                               ---------------------------------


                                   SUNTRUST BANK


                                   By:  /s/ Bryan W. Ford
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------


                                   THE NORTHERN TRUST COMPANY


                                   By:  /s/ Chris McKean
                                        ----------------------------------------
                                        Title:    Second Vice President
                                               ---------------------------------


                                   BANCA NAZIONALE DEL LAVORO
                                   S.P.A., NEW YORK BRANCH


                                   By:  /s/ Juan J. Cortes
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------

                                   By:  /s/ Leonardo Valentini
                                        ----------------------------------------
                                        Title:    First Vice President
                                               ---------------------------------


                                   THE BANK OF NEW YORK


                                   By:  /s/ Steven P. Cavaluzzo
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   THE BANK OF TOKYO-MITSUBISHI, LTD.


                                   By:
                                        ----------------------------------------
                                        Title:
                                               ---------------------------------


                                   AMSOUTH BANK


                                   By:  /s/ Jonathan C. Tutor
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------


                                   KBC BANK N.V.


                                   By:  /s/ Robert Snauffer
                                        ----------------------------------------
                                        Title:    First Vice President
                                               ---------------------------------

                                   By:  /s/ Eric Raskin
                                        ----------------------------------------
                                        Title:    Assistant Vice President
                                               ---------------------------------


                                   SUMITOMO MITSUI BANKING
                                   CORPORATION F/K/A
                                   THE SUMITOMO BANK, LTD.


                                   By:  /s/ Eric Seeley
                                        ----------------------------------------
                                        Title:    Vice President
                                               ---------------------------------


                                   WACHOVIA BANK, N.A.


                                   By:  /s/ Howard Kim
                                        ----------------------------------------
                                        Title:    Senior Vice President
                                               ---------------------------------


                                   UNION PLANTERS BANK, N.A.


                                   By:  /s/ Craig E. Gardella
                                        ----------------------------------------
                                        Title:    Senior Vice President
                                               ---------------------------------

                                   SCHEDULE 1

THOMAS & BETTS 5-YEAR CREDIT AGREEMENT                                   COMMITMENT

Morgan Guaranty Trust Company of New York                                  12,900,000.00
Bank of America N.A                                                        12,900,000.00
Wachovia Bank, N.A                                                         12,900,000.00
ABN AMRO Bank N.V                                                           9,900,000.00
The Bank of Nova Scotia                                                     9,900,000.00
CIBC Inc.                                                                   9,900,000.00
Deutsche Bank AG, New York and/or Cayman Islands Branc                      9,900,000.00
First Union National Bank                                                   9,900,000.00
SunTrust Bank, Nashville, N.A                                               9,900,000.00
The Northern Trust Company                                                  9,900,000.00
Banco Nazionale del Lavoro S.p.A., New York Branc                           6,600,000.00
The Bank of New York                                                        6,600,000.00
Bank of Tokyo-Mitsubishi Trust Company                                      6,600,000.00
AmSouth Bank                                                                6,600,000.00
KBC Bank N.V                                                                6,600,000.00
Sumitomo Mitsui Banking Corporation f/k/a The Sumitomo Bank, Ltd.           6,600,000.00
Union Planters Bank, N.A                                                    6,600,000.00
                                                                         ---------------
Total                                                                    $150,000,000.00
                                                                         ===============